UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 13, 2007


                              CAVIT SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 000-52263


            Florida                                     03-0586935
  (State or Other Jurisdiction            (I.R.S Employer Identification Number)
of Incorporation or Organization)


                     100 East Linton Boulevard, Suite 106B,
                          Delray Beach , Florida 33483
                    (Address of principal executive offices)


                                  (561)278-7856
              (Registrant's telephone number, including area code)


   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On February 13, 2007, Cavit Sciences, Inc. completed the acquisition of certain assets from Daycon Investors Associates, Inc., Americare Nutritional Division. A copy of the press release announcing the completion of such acquisition is attached hereto as Exhibit 99.1. A copy of the Asset Purchase & Royalty Agreement is attached hereto as Exhibit 10.1.

     As part of the acquisition, Cavit Sciences, Inc. issued a $250,000 promissory note to the seller. Cavit Sciences, Inc. has until April 14, 2007, to pay such note in full or the assets acquired will revert back to the seller. Cavit Sciences, Inc. intends to obtain the funds necessary to pay such note from proceeds of one or more private offerings of its common stock.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                                  Exhibit
-----------                                  -------
  10.1              Asset Purchase & Royalty  Agreement  between Cavit Sciences,
                    Inc.  and  Daycon  Investors  Associates,   Inc.,  Americare
                    Nutritional Division dated February 13, 2007

  99.1 Press Release dated February 14, 2007, and entitled "Cavit Sciences, Inc. and Americare Nutritional Division Announce Asset Purchase & Royalty Agreement to Commercialize Food Supplement and Herbal Line"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date: February 14, 2007                 CAVIT SCIENCES, INC.


                                        By: /s/ Colm J. King
                                           -------------------------------------
                                           Colm J. King
                                           President and Chief Executive Officer

                                 Exhibit Index

Exhibit No.                                  Exhibit
-----------                                  -------
  10.1              Asset Purchase & Royalty  Agreement  between Cavit Sciences,
                    Inc.  and  Daycon  Investors  Associates,   Inc.,  Americare
                    Nutritional Division dated February 13, 2007

  99.1 Press Release dated February 14, 2007, and entitled "Cavit Sciences, Inc. and Americare Nutritional Division Announce Asset Purchase & Royalty Agreement to Commercialize Food Supplement and Herbal Line"